PROSPECTUS SUPPLEMENT

Global X Funds

SUPPLEMENT DATED JUNE 8, 2011

TO THE PROSPECTUS DATED MAY 3, 2011

The following information supplements the information found in the prospectus for the Global X Funds.

Effective June 9, 2011, the following fund will be available for purchase:

Global X SuperDividend ETF (SDIV)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE